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                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

                           ZENITH SURVIVORSHIP LIFE

                       Supplement dated December 6, 1999
                                      to
                        Prospectus dated April 30, 1999

  For Policies issued in New Jersey, the following special provisions apply:

  1. Minimum Guaranteed Death Benefit 1 and 2, described on pages A-12 and A-13 of the prospectus, may apply while a Policy loan is outstanding. When we test whether one of these benefits applies, we subtract the amount of the loan plus accrued interest from the total premiums paid.

  2. The following is added to page A-25 of the prospectus in the section entitled "Premiums-Flexible Premiums": "Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable Surrender Charge for the fourth Policy Year. In addition, under Policies issued in New Jersey, if at the end of the period for Minimum Guaranteed Death Benefit 2 you have met the requirements for that guarantee, the guarantee will continue to apply during the next Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for that Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for the year, then the amount you need to pay in order to preserve the death benefit guarantee for an extra Policy year may change accordingly."

  3. The sections "Death Proceeds Payable" and "Lapse and Reinstatement" on pages A-14 and A-25 of the prospectus explain that if the second insured dies during the grace period, we deduct from the death proceeds the unpaid Monthly Deduction for the period up to the date of death. For Policies issued in New Jersey, the amount we deduct will be the least of: the Monthly Deduction to the date of death; a premium large enough to permit Minimum Guaranteed Death Benefit 1 to be in effect; a premium large enough to permit Minimum Guaranteed Death Benefit 2 to be in effect; and a premium large enough to permit the three year Minimum Premium death benefit guarantee to be in effect.

  In addition, the section "Lapse and Reinstatement" describes what happens when a Policy is in default. For Policies issued in New Jersey, the amount you must pay within the grace period to prevent lapse of your Policy is the least of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit Minimum Guaranteed Death Benefit 1 to be in effect, a premium large enough to permit Minimum Guaranteed Death Benefit 2 to be in effect; and a premium large enough to permit the three year Minimum Premium death benefit guarantee to be in effect.

  4. Your Policy provides that you can make 12 transfers between sub-accounts and/or the Fixed Account each Policy year. (Transfers out of the Fixed Account do not count against this limit.) (See "Transfer Option" on page A-29.)

  5. Policies issued in New Jersey may not be backdated. (See "Amount Provided for Investment under the Policy" on pages A-15 and A-16.)

                                                                         (over)
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  6. In the event of the suicide of an insured, we will issue a single life variable life insurance policy on the surviving insured, regardless of that insured's current age or insurability. It is not necessary for the insured to request the new policy. (See "Suicide" on page A-38.)

  7. An insured's risk class may not be improved from smoker to nonsmoker during the first two Policy years.






VL-136-99